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                                                                   Exhibit 21.01


                      FISHER SCIENTIFIC INTERNATIONAL INC.
              EXHIBIT 21.01 LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                               STATE OF INCORPORATION OR
                 NAME OF SUBSIDIARY                             COUNTRY OF ORGANIZATION
                 ------------------                             -----------------------
236 PERINTON PARKWAY, LLC                                   New York
ABGENE INC.                                                 Delaware
ABGENE LIMITED                                              United Kingdom
ABGENE SAS                                                  France
AOT APS                                                     Denmark
ARG SERVICES LLC                                            Delaware
ACROS ORGANICS B.V.B.A.                                     Belgium
ADVANCED BIOENZYMES LIMITED                                 United Kingdom
ADVANCED BIOPLASTICS LIMITED                                United Kingdom
ADVANCED BIOTECHNOLOGIES LIMITED                            United Kingdom
ALCHEMATRIX LLC                                             Delaware
ALCHEMATRIX, INC.                                           Delaware
APOGENT DENMARK APS                                         Denmark
APOGENT DEUTSCHLAND GMBH                                    Braunschweig
APOGENT FINANCE COMPANY                                     Delaware
APOGENT HOLDING COMPANY                                     Delaware
APOGENT HOLDINGS APS                                        Denmark
APOGENT ROBOTICS GROUP LIMITED                              United Kingdom
APOGENT ROBOTICS LIMITED                                    United Kingdom
APOGENT SERVICE CORPORATION                                 Delaware
APOGENT TECHNOLOGIES INC.                                   Wisconsin
APOGENT TRANSITION CORP.                                    Delaware
APOGENT U.K. LIMITED                                        United Kingdom
APPLIED SCIENTIFIC CORPORATION                              California
AVANTEC SARL                                                France
BT CANADA HOLDINGS INC.                                     Delaware
BARNSTEAD THERMOLYNE CORPORATION                            Delaware
BIOCHEMICAL SCIENCES LLC                                    Delaware
BIOTECH LINE A/S                                            Denmark
BUMI-SAINS SENDIRIAN BERHAD                                 Malaysia
CAPITOL SCIENTIFIC PRODUCTS, INC.                           New York
CAPITOL VIAL, INC.                                          Alabama
CASA ROCAS, S. DE R.L. DE C.V.                              Mexico
CELL IMAGING SYSTEMS, LLC                                   Delaware
CELLOMICS, INC.                                             Delaware
CHASE SCIENTIFIC GLASS, INC.                                Wisconsin
CHROMACOL LIMITED                                           United Kingdom
COLE-PARMER CANADA INC.                                     Nova Scotia
COLE-PARMER INSTRUMENT (SHANGHAI) CO., LTD.                 Shanghai
COLE-PARMER INSTRUMENT COMPANY                              Illinois

                      FISHER SCIENTIFIC INTERNATIONAL INC.
              EXHIBIT 21.01 LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                               STATE OF INCORPORATION OR
                 NAME OF SUBSIDIARY                             COUNTRY OF ORGANIZATION
                 ------------------                             -----------------------
COLE-PARMER INSTRUMENT COMPANY LIMITED                      United Kingdom
COLUMBIA DIAGNOSTICS, INC.                                  Delaware
CONSOLIDATED TECHNOLOGIES, INC.                             Wisconsin
CONSULTORES FISHER SCIENTIFIC CHILE LTDA.                   Chile
CORIMEX S.A.                                                Costa Rica
DHARMACON, INC.                                             Delaware
DUKE SCIENTIFIC CORPORATION                                 California
DYOMICS GMBH                                                Germany
EP SCIENTIFIC PRODUCTS LLC                                  Delaware
ECOCHEM N.V.                                                Belgium
ELECTROTHERMAL ENGINEERING LIMITED                          United Kingdom
EPOXYN PRODUCTS L.L.C.                                      Delaware
EPSOM GLASS INDUSTRIES LIMITED                              United Kingdom
ERIE ELECTROVERRE S.A.                                      Switzerland
ERIE SCIENTIFIC COMPANY                                     Delaware
ERIE SCIENTIFIC COMPANY OF PUERTO RICO                      Delaware
ERIE SCIENTIFIC HUNGARY KFT                                 Hungary
ERIE U.K. LIMITED                                           United Kingdom
ERIE UK HOLDING COMPANY                                     Delaware
ERIE-WATALA GLASS COMPANY LIMITED                           Hong Kong
EUTECH INSTRUMENTS EUROPE B.V.                              Netherlands
EUTECH INSTRUMENTS PTE LTD                                  Singapore
EUTECH INSTRUMENTS SDN. BHD                                 Malaysia
EVER READY THERMOMETER CO., INC.                            Wisconsin
FHML S. DE R.L. DE C.V.                                     Mexico
FRC HOLDING INC., V                                         Delaware
FS (BARBADOS) CAPITAL HOLDINGS LTD.                         Barbados
FS CASA ROCAS HOLDINGS LLC                                  Delaware
FS MEXICANA HOLDINGS LLC                                    Delaware
FSI RECEIVABLES COMPANY LLC                                 Delaware
FSII SWEDEN HOLDINGS AB                                     Sweden
FSII SWEDEN HOLDINGS I AB                                   Sweden
FSIR HOLDINGS (UK) LIMITED                                  U.K. (England/Wales)
FSIR HOLDINGS (US) LLC                                      Delaware
FSL HOLDING L.L.C.                                          Delaware
FSUK HOLDINGS LIMITED                                       U.K. (England/Wales)
FSWH COMPANY LLC                                            Delaware
FSWH II C.V.                                                Netherlands
FISHER (BARBADOS) HOLDING SRL                               Barbados
FISHER ALDER S.A. DE C.V.                                   Mexico

                      FISHER SCIENTIFIC INTERNATIONAL INC.
              EXHIBIT 21.01 LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                               STATE OF INCORPORATION OR
                 NAME OF SUBSIDIARY                             COUNTRY OF ORGANIZATION
                 ------------------                             -----------------------
FISHER ASIA MANUFACTURING VENTURES INC.                     British Virgin Islands
FISHER BERMUDA HOLDINGS LIMITED                             Bermuda
FISHER BIOSERVICES INC.                                     Virginia
FISHER BIOBLOCK HOLDING II SNC                              France
FISHER BIOBLOCK HOLDING SAS                                 France
FISHER BIOBLOCK SCIENTIFIC S.A.S.                           France
FISHER BIOBLOCK SCIENTIFIC S.L.                             Spain
FISHER BIOBLOCK SCIENTIFIC SPRL                             Belgium
FISHER C W MEDICAL SDN BHD                                  Malaysia
FISHER CLP HOLDING LIMITED PARTNERSHIP                      New Brunswick
FISHER CANADA HOLDING ULC 1                                 Nova Scotia
FISHER CANADA HOLDING ULC 2                                 Nova Scotia
FISHER CANADA LIMITED                                       Ontario
FISHER CANADA LIMITED PARTNERSHIP                           New Brunswick
FISHER CHIMICA N.V.                                         Belgium
FISHER CLINICAL SERVICES AG                                 Switzerland
FISHER CLINICAL SERVICES HOLDING GMBH                       Switzerland
FISHER CLINICAL SERVICES INC.                               Pennsylvania
FISHER CLINICAL SERVICES U.K. LIMITED                       United Kingdom
FISHER EMERGO B.V.                                          Netherlands
FISHER GENETICS ASIA PTE LTD.                               Singapore
FISHER GERMANY GMBH & CO. KG                                Braunschweig
FISHER GERMANY HOLDINGS GMBH                                Braunschweig
FISHER HAMILTON L.L.C.                                      Delaware
FISHER HAMILTON MEXICO LLC                                  Delaware
FISHER HAMILTON S. DE R.L. DE C.V.                          Mexico
FISHER HOLDINGS APS                                         Denmark
FISHER HOLDINGS LUXEMBOURG SARL                             Luxembourg
FISHER INTERNET MINORITY HOLDINGS L.L.C.                    Delaware
FISHER LABORATORY SUPPLIES (SHANGHAI) CO., LTD.             Shanghai
FISHER LUXEMBOURG DANISH HOLDINGS SARL                      Luxembourg
FISHER MANUFACTURING (MALAYSIA) SDN BHD                     Malaysia
FISHER MAYBRIDGE HOLDINGS LIMITED                           United Kingdom
FISHER SCIENTIFIC (AUSTRIA) GMBH                            Austria
FISHER SCIENTIFIC (HONG KONG) LIMITED                       Hong Kong
FISHER SCIENTIFIC (M) SDN BHD                               Malaysia
FISHER SCIENTIFIC (SEA) PTE. LTD.                           Singapore
FISHER SCIENTIFIC AG                                        Switzerland
FISHER SCIENTIFIC AUSTRALIA PTY LIMITED                     Australia
FISHER SCIENTIFIC BRAZIL INC.                               Delaware

                      FISHER SCIENTIFIC INTERNATIONAL INC.
              EXHIBIT 21.01 LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                               STATE OF INCORPORATION OR
                 NAME OF SUBSIDIARY                             COUNTRY OF ORGANIZATION
                 ------------------                             -----------------------
FISHER SCIENTIFIC CANADA HOLDINGS INC.                      Delaware
FISHER SCIENTIFIC CENTRAL AMERICA INC.                      Delaware
FISHER SCIENTIFIC CHILE INC.                                Delaware
FISHER SCIENTIFIC COLOMBIA INC.                             Delaware
FISHER SCIENTIFIC COMPANY                                   Nova Scotia
FISHER SCIENTIFIC COMPANY L.L.C.                            Delaware
FISHER SCIENTIFIC CONSULTANCY SDN BHD                       Malaysia
FISHER SCIENTIFIC CONSULTING (GUANGZHOU) LIMITED            China
FISHER SCIENTIFIC EUROPE HOLDINGS B.V.                      Netherlands
FISHER SCIENTIFIC GTF AB                                    Sweden
FISHER SCIENTIFIC GMBH                                      Germany
FISHER SCIENTIFIC HOLDING COMPANY                           Delaware
FISHER SCIENTIFIC HOLDING HK LIMITED                        Hong Kong
FISHER SCIENTIFIC HOLDING U.K., LIMITED                     United Kingdom
FISHER SCIENTIFIC HOLDINGS (M) SDN BHD                      Malaysia
FISHER SCIENTIFIC HOLDINGS (S) PTE LTD                      Singapore
FISHER SCIENTIFIC INTERNATIONAL INC.                        Delaware
FISHER SCIENTIFIC INVESTMENTS (CAYMAN), LTD.                Cayman Islands
FISHER SCIENTIFIC IRELAND HOLDING                           Ireland
FISHER SCIENTIFIC IRELAND INVESTMENTS                       Ireland
FISHER SCIENTIFIC JAPAN, LTD.                               Japan
FISHER SCIENTIFIC JERSEY ISLAND LIMITED                     Jersey
FISHER SCIENTIFIC KOREA LTD.                                Korea
FISHER SCIENTIFIC LATIN AMERICA INC.                        Delaware
FISHER SCIENTIFIC LUXEMBOURG S.A.R.L.                       Luxembourg
FISHER SCIENTIFIC MEXICANA, S. DE R.L. DE C.V.              Mexico
FISHER SCIENTIFIC MEXICO INC.                               Delaware
FISHER SCIENTIFIC MIDDLE EAST AND AFRICA INC.               Delaware
FISHER SCIENTIFIC MIDDLE EAST AND AFRICA L.L.C.             Egypt
FISHER SCIENTIFIC OPERATING COMPANY                         Delaware
FISHER SCIENTIFIC OXOID HOLDINGS LTD.                       United Kingdom
FISHER SCIENTIFIC PERU INC.                                 Delaware
FISHER SCIENTIFIC PTE LTD                                   Singapore
FISHER SCIENTIFIC THE HAGUE I B.V.                          Netherlands
FISHER SCIENTIFIC THE HAGUE II B.V.                         Netherlands
FISHER SCIENTIFIC THE HAGUE III B.V.                        Netherlands
FISHER SCIENTIFIC THE HAGUE IV B.V.                         Netherlands
FISHER SCIENTIFIC THE HAGUE V B.V.                          Netherlands
FISHER SCIENTIFIC U.K. HOLDING COMPANY LIMITED              United Kingdom
FISHER SCIENTIFIC U.K., LIMITED                             United Kingdom

                      FISHER SCIENTIFIC INTERNATIONAL INC.
              EXHIBIT 21.01 LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                               STATE OF INCORPORATION OR
                 NAME OF SUBSIDIARY                             COUNTRY OF ORGANIZATION
                 ------------------                             -----------------------
FISHER SCIENTIFIC VENEZUELA INC.                            Delaware
FISHER SCIENTIFIC WORLDWIDE (SHANGHAI) CO., LTD.            Shanghai
FISHER SCIENTIFIC WORLDWIDE HOLDINGS I C.V.                 Netherlands
FISHER SCIENTIFIC WORLDWIDE INC.                            Delaware
FISHER SCIENTIFIC DE MEXICO, S.A.                           Mexico
FISHER SCIENTIFIC OF THE NETHERLANDS B.V.                   Netherlands
FISHER SCIENTIFIC, SPOL.S.R.O.                              Czech Republic
FISHER WWD HOLDING L.L.C.                                   Delaware
G & P LABWARE HOLDINGS INC.                                 Delaware
G. & M. PROCTER LIMITED                                     United Kingdom
GENERAL SCIENTIFIC COMPANY SDN BHD (M)                      Malaysia
GENEVAC INC.                                                New York
GENEVAC LIMITED                                             United Kingdom
GERHARD MENZEL GLASBEARBEITUNGSWERK GMBH & CO. KG           Braunschweig
GERHARD MENZEL GMBH                                         Braunschweig
GLASS & PLASTIC LABWARE LLC                                 Delaware
GOLDEN STONE INDEMNITY LIMITED                              Bermuda
GOLDEN WEST INDEMNITY COMPANY LIMITED                       Bermuda
GUAIMEX S.A.                                                Guatemala
GUANGZHOU FISHER SCIENTIFIC COMPANY LIMITED                 PR. China
H.P.L.C. TECHNOLOGY COMPANY LIMITED                         United Kingdom
HANGAR 215, INC.                                            Delaware
HONIMEX S.A.                                                Honduras
HYCLONE AB                                                  Sweden
HYCLONE BIOCHEMICAL PRODUCT (BEIJING) CO., LTD.             China
HYCLONE INTERNATIONAL TRADE (TIANJIN) CO., LTD              China
HYCLONE LABORATORIES, INC.                                  Utah
HYCLONE UK LIMITED                                          United Kingdom
HYNETICS, LLC                                               Delaware
KYLE JORDAN INVESTMENTS INC.                                Delaware
LAB VISION (UK) LIMITED                                     United Kingdom
LAB VISION CORPORATION                                      California
LAB-LINE INSTRUMENTS, INC.                                  Delaware
LABSTORE DE MEXICO, S.A.                                    Mexico
LABO-TECH B.V.                                              Netherlands
LABOMEX MBP, S. DE R.L. DE C.V.                             Mexico
LANCASTER LABORATORIES, INC.                                Minnesota
LIBERTY LANE INVESTMENT COMPANY                             Delaware
MARKETBASE INTERNATIONAL LIMITED                            Hong Kong
MATRIX ASIA PACIFIC CORPORATION                             Japan

                      FISHER SCIENTIFIC INTERNATIONAL INC.
              EXHIBIT 21.01 LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                               STATE OF INCORPORATION OR
                 NAME OF SUBSIDIARY                             COUNTRY OF ORGANIZATION
                 ------------------                             -----------------------
MATRIX TECHNOLOGIES CORPORATION                             Delaware
MATRIX TECHNOLOGIES CORPORATION LIMITED                     United Kingdom
MAYBRIDGE CHEMICAL COMPANY LIMITED                          United Kingdom
MAYBRIDGE CHEMICAL HOLDINGS LIMITED                         United Kingdom
MAYBRIDGE LIMITED                                           United Kingdom
MAYBRIDGE TRUSTEES LIMITED                                  United Kingdom
MEDICAL ANALYSIS SYSTEMS INTERNATIONAL, INC.                California
MEDICAL ANALYSIS SYSTEMS, INC.                              Delaware
MEDICAL DIAGNOSTIC SYSTEMS, INC.                            California
METAVAC LLC                                                 Delaware
MEXLAB, S.A.                                                Mexico
MICROGENICS CORPORATION                                     Delaware
MICROGENICS DIAGNOSTICS PTY. LIMITED                        Australia
MICROGENICS GMBH                                            Passau
MICROGENICS S.A.S.                                          France
MICROM INTERNATIONAL AG                                     Switzerland
MICROM INTERNATIONAL GMBH                                   Heidelberg
MICROM LABORGERATE SL                                       Spain
MOLECULAR BIOPRODUCTS, INC.                                 California
NERL DIAGNOSTICS CORPORATION                                Wisconsin
NALGE (EUROPE) LIMITED                                      United Kingdom
NALGE NUNC INTERNATIONAL CORPORATION                        Delaware
NALGE NUNC INTERNATIONAL, KK                                Japan
NATIONAL HYCLONE (LANZHOU) BIO-ENGINEERING CO., LTD         China
NATIONAL SCIENTIFIC COMPANY                                 Wisconsin
NAUGATUCK GLASS COMPANY, THE                                Connecticut
NEOMARKERS, INC.                                            California
NEW FS HOLDINGS INC.                                        Delaware
NICAMEX S.A.                                                Nicaragua
NOVODIRECT GMBH                                             Germany
NUNC A/S                                                    Denmark
NUNC GMBH & CO. KG                                          Wiesbaden
NUNC U.K. LIMITED                                           United Kingdom
NUNC VERWALTUNGS GMBH                                       Wiesbaden
ORME SCIENTIFIC LIMITED                                     United Kingdom
OWL SEPARATION SYSTEMS, INC.                                Wisconsin
OXOID 2000 LIMITED                                          United Kingdom
OXOID A/S                                                   Denmark
OXOID AB                                                    Sweden
OXOID AG                                                    Switzerland

                      FISHER SCIENTIFIC INTERNATIONAL INC.
              EXHIBIT 21.01 LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                               STATE OF INCORPORATION OR
                 NAME OF SUBSIDIARY                             COUNTRY OF ORGANIZATION
                 ------------------                             -----------------------
OXOID AS                                                    Norway
OXOID AUSTRALIA PTY LTD                                     Australia
OXOID BV                                                    Netherlands
OXOID BIOTECHNIK GMBH                                       Germany
OXOID BRASIL LTDA                                           Brazil
OXOID COMPANY                                               Nova Scotia
OXOID GMBH                                                  Germany
OXOID GROUP HOLDINGS                                        United Kingdom
OXOID HOLDING GMBH                                          Munich
OXOID HOLDING SAS                                           France
OXOID HOLDINGS LIMITED                                      United Kingdom
OXOID INC.                                                  Delaware
OXOID INTERNATIONAL LIMITED                                 United Kingdom
OXOID INVESTMENT HOLDINGS LIMITED                           U.K. (England/Wales)
OXOID INVESTMENTS GMBH                                      Germany
OXOID LIMITED                                               United Kingdom
OXOID LIMITED                                               Ireland
OXOID N.V.                                                  Belgium
OXOID NEW ZEALAND LIMITED                                   New Zealand
OXOID PENSION TRUSTEE LIMITED                               United Kingdom
OXOID S.P.A.                                                Italy
OXOID SA (SPAIN)                                            Spain
OXOID SAS (FRANCE)                                          France
OXOID SENIOR HOLDINGS LIMITED                               U.K. (England/Wales)
OXOID UKH LLC                                               Delaware
PACTECH, LLC                                                Delaware
PACIFIC RIM FAR EAST INDUSTRIES, INC.                       Delaware
PACIFIC RIM INVESTMENT, INC.                                Delaware
PANYMEX INTERNATIONAL S.A.                                  Panama
PANYMEX S.A.                                                Panama
PERBIO SCIENCE (AUSTRALIA) PTY. LIMITED                     Australia
PERBIO SCIENCE (CANADA) COMPANY                             Nova Scotia
PERBIO SCIENCE AB                                           Sweden
PERBIO SCIENCE BVBA                                         Belgium
PERBIO SCIENCE FRANCE SAS                                   France
PERBIO SCIENCE HONG KONG LIMITED                            Hong Kong
PERBIO SCIENCE INTERNATIONAL NETHERLANDS BV                 Netherlands
PERBIO SCIENCE INVEST AB                                    Sweden
PERBIO SCIENCE NEDERLAND B.V.                               Etten-Leur
PERBIO SCIENCE PROJEKT AB                                   Sweden

                      FISHER SCIENTIFIC INTERNATIONAL INC.
              EXHIBIT 21.01 LIST OF SUBSIDIARIES OF THE REGISTRANT

                                                               STATE OF INCORPORATION OR
                 NAME OF SUBSIDIARY                             COUNTRY OF ORGANIZATION
                 ------------------                             -----------------------
PERBIO SCIENCE SWEDEN HOLDINGS AB                           Sweden
PERBIO SCIENCE SWITZERLAND SA                               Switzerland
PERBIO SCIENCE UK LIMITED                                   U.K. (England/Wales)
PERBIO SCIENCE, INC.                                        Delaware
PIERCE BIOTECHNOLOGY, INC.                                  Delaware
PIERCE MILWAUKEE HOLDING CORP.                              Delaware
PIERCE MILWAUKEE LLC                                        Delaware
PIERCE MILWAUKEE, INC.                                      Delaware
QUALITY SCIENTIFIC PLASTICS, INC.                           Delaware
REMEL EUROPE LIMITED                                        United Kingdom
REMEL INC.                                                  Wisconsin
RICHARD-ALLAN SCIENTIFIC COMPANY                            Wisconsin
ROBBINS SCIENTIFIC (EUROPE) LIMITED                         United Kingdom
ROBBINS SCIENTIFIC CORPORATION                              California
SCI INNO 92                                                 France
SALVIMEX S.A.                                               El Salvador
SAMCO SCIENTIFIC CORPORATION                                Delaware
SCHANTZ ROAD LLC                                            Pennsylvania
SCHERF PRAZISION EUROPA GMBH                                Meiningen
SCIENTIFIC PRODUCTS (ASIA PACIFIC) PTE. LTD.                Sinapore
SCIENTIFIC PRODUCTS (SHANGHAI) CO., LTD.                    Shanghai
SEPARATION TECHNOLOGY, INC.                                 Delaware
SERADYN INC.                                                Delaware
SPECIALTY MOTORS INC.                                       California
SYSTEMS MANUFACTURING CORPORATION                           Delaware
UNION LAB. SUPPLIES LIMITED                                 Hong Kong
UNITED DIAGNOSTICS, INC.                                    Delaware
YUAN KE HUA LABORATORY PRODUCTS (SHANGHAI) CO., LTD.        Shanghai